UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

____________________

Date of Report (Date of earliest event reported): August 19, 2004

NVIDIA CORPORATION
____________________

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23985
(Commission File Number)

94-3177549
(I.R.S. Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
____________________

(Address of principal executive offices and zipcode)

(Registrant’s telephone number, including area code): (408) 486-2000

Item 5.   Other Events and Regulation FD Disclosure.

At NVIDIA Corporation’s Annual Meeting of Stockholders for fiscal year 2004 which was held on August 19, 2004, the stockholders elected James C. Gaither, Jen-Hsun Huang and A. Brooke Seawell to serve as members of NVIDIA’s Board of Directors until NVIDIA’s Annual Stockholders Meeting for fiscal year 2007 and until their successors are duly elected and qualified. The stockholders also ratified the appointment of PricewaterhouseCoopers LLP to serve as NVIDIA’s independent auditors for the fiscal year ending January 30, 2005.

After the conclusion of the formal business portion of the meeting, Marv Burkett, NVIDIA’s Chief Financial Officer, and Jen-Hsun Huang, NVIDIA’s President and Chief Executive Office, each gave a presentation. The topics of the presentations included actions NVIDIA has taken to comply with the Sarbanes-Oxley Act of 2002, NVIDIA’s markets and status within these markets, NVIDIA’s current relationships and actions with id Software, Intel Corporation, Advanced Micro Devices, Inc., Motorola, Inc., Samsung Electronics and LG Electronics, Inc., and NVIDIA’s objectives. Demonstrations of some of NVIDIA’s newest products took place after the conclusion of the presentations.

A replay of the web cast of the Annual Meeting of Stockholders is available on the Investor Relations page of NVIDIA’s website at www.nvidia.com. The web cast will remain available on NVIDIA’s website until October 31, 2004 and is not incorporated into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

By: /s/ David M. Shannon
David M. Shannon
Vice President, General Counsel

Date: August 20, 2004